SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) MARCH 17, 2003

                                  I-TRACK, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                    333-49388                   91-1966948
(State or other jurisdiction       (Commission               (IRS Employer
   of incorporation)               File Number)            Identification No.)


          3031 COMMERCE DRIVE, BUILDING B, FORT GRATIOT, MICHIGAN 48058
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (810) 385-2061

                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On March 17, 2003, the registrant entered into a Share Exchange Agreement, under which the registrant will acquire Strategic Communications Partners, Inc., a Wyoming corporation ("Strategic"), in a stock-for-stock transaction. A copy of the Share Exchange Agreement is attached hereto as Exhibit 2.1.

         The Share Exchange Agreement sets forth the terms and conditions of the acquisition of Strategic as a wholly owned subsidiary of the registrant. In the share exchange, each holder of Strategic's common stock will have the right to receive 2.5 shares of the registrant's common stock, so that the Strategic shareholders as a group will own approximately 88.4% of the registrant's then outstanding shares of common stock.

         Consummation of the share exchange is subject to a number of customary conditions, including the completion of due diligence by both companies and the registrant having cured certain deficiencies in its filings with the Securities and Exchange Commission to remove the "E" from its trading symbol.

         In connection with the Share Exchange Agreement, the registrant will change its name to "China Wireless Communications, Inc." effective upon the closing of the transaction and current management of Strategic will assume management of the registrant.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.


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


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  Not applicable

         (b)      Pro forma financial information: Not applicable.

         (c)      Exhibits:

               REGULATION S-B NUMBER                                        DOCUMENT
                        2.1                    Share Exchange Agreement by and between I-Track, Inc. and Strategic
                                                                  Communications Partners, Inc.


ITEM 8.  CHANGE IN FISCAL YEAR

         Not Applicable.

ITEM 9.  REGULATION FD DISCLOSURE

         Not Applicable.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

         Not Applicable.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
         PLANS

         Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          I-TRACK, INC.



Date: Mar 18, 2003                        By:/s/Peter W. Fisher
     -------------------------------         ------------------------------
                                                  Peter W. Fisher, President

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